Exhibit 99.1

Joint Filer Information

Name:  EnerTech Capital Partners II L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  ECP II Interfund L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  Scott B. Ungerer
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  David F. Lincoln
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  ECP II Management L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  ECP II Management LLC
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  Robert E. Keith
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004

Name:  Mark J. DeNino
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: EnerTech Capital Partners II L.P.
Issuer and Ticker Symbol:  Arbinet-thexchange, Inc. (ARBX)
Date of Event Requiring Statement:  December 15, 2004